UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VAXART, INC.
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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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VAXART, INC.

385 Oyster Point Boulevard, Suite 9A

South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Monday, June 8, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Vaxart, Inc., a Delaware corporation.  The meeting will be held on Monday, June 8, 2020, at 9:30 a.m. local time at the offices of Vaxart, Inc. located at 385 Oyster Point Boulevard, Suite 9A, South San Francisco, California 94080 for the following purposes:

1.    To elect the board of directors’ seven nominees for director to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

2.    To approve an amendment to our Restated Certificate of Incorporation to (i) increase the authorized number of shares of our common stock to 150,000,000 shares and (ii) decrease the par value of our capital stock from $0.10 to $0.0001.

3.    To approve an amendment to our 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 6,400,000 shares to 8,000,000 shares.

4.    To ratify the selection by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the year ending December 31, 2020.

5.    To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

6.     To conduct any other business properly brought before the meeting.

We intend to hold the Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include postponing or adjourning the meeting or holding the meeting solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates via a press release and posting details on our website that will also be filed with the SEC as proxy material. Please monitor the Investor Relations section of our website at www.vaxart.com for updated information. If you are planning to attend our Annual Meeting, please check the website one week prior to the Annual Meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 9, 2020.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Wouter W. Latour, M.D.

Wouter W. Latour, M.D.

Chairman of the Board

South San Francisco, California

April 24, 2020

We are primarily providing access to our proxy materials over the internet pursuant to the Securities and Exchange Commission’s notice and access rules. On or about April 24, 2020, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials that will indicate how to access our 2020 Proxy Statement and 2019 Annual Report on the internet and will include instructions on how you can receive a paper copy of the annual meeting materials, including the notice of annual meeting, proxy statement and proxy card.

Whether or not you expect to attend the meeting in person, please submit voting instructions for your shares promptly using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, your proxy card, to vote by one of the following methods: (1) over the internet at http://www.proxyvote.com, (2) by telephone by calling the toll-free number (800) 690-6903, or (3) if you elected to receive printed proxy materials by mail, by marking, dating and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2

Proposal No. 1 Election of Directors	9

Proposal No. 2 Approval of Increase in Number of Authorized Shares of Common Stock and Decrease in Par Value	19

Proposal No. 3 Approval of Amendment to 2019 Equity Incentive Plan	21

Proposal No. 4 Ratification of Selection of Independent Registered Public Accounting Firm	34

Security Ownership Of Certain Beneficial Owners And Management	37

Proposal No. 5 To Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers, as Disclosed in this Proxy Statement	39

Executive Compensation	40

VAXART, INC.

385 Oyster Point Boulevard, Suite 9A

South San Francisco, California 94080

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

JUNE 8, 2020

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who is Vaxart?

We are a clinical-stage biotechnology company primarily focused on the development of oral recombinant vaccines based on our proprietary oral vaccine platform. Our oral vaccines are designed to generate broad and durable immune responses that protect against a wide range of infectious diseases and may be useful for the treatment of chronic viral infections and cancer. Our vaccines are administered using a convenient room temperature-stable tablet, rather than by injection.

We are developing prophylactic vaccine candidates that target a range of infectious diseases. These include coronavirus disease 2019, or COVID-19, a coronavirus currently causing an epidemic throughout the world; norovirus, a widespread cause of acute gastro-intestinal enteritis, for which three Phase 1 human studies have been completed, including a study with a bivalent norovirus vaccine which, as we announced in September, met its primary and secondary endpoints; seasonal influenza, for which our monovalent H1 influenza vaccine protected patients against H1 influenza infection in a recent Phase 2 challenge study; and respiratory syncytial virus, a common cause of respiratory tract infections. In addition, we are developing our first therapeutic immune-oncology vaccine targeting cervical cancer and dysplasia caused by human papillomavirus,

Vaxart Biosciences, Inc. was originally incorporated in California in March 2004, under the name West Coast Biologicals, Inc. and changed its name to Vaxart, Inc., or Private Vaxart, in July 2007, and reincorporated in the state of Delaware. On February 13, 2018, Private Vaxart completed a reverse merger, or the Merger, with Aviragen Therapeutics, Inc., or Aviragen, pursuant to which Private Vaxart survived as a wholly owned subsidiary of Aviragen. Under the terms of the Merger, Aviragen changed its name to Vaxart, Inc. and Private Vaxart changed its name to Vaxart Biosciences, Inc. Unless otherwise indicated, all references to “Vaxart,” “we,” “us,” “our” or the “Company” in this Annual Report on Form 10-K mean Vaxart, Inc., the combined company.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials, or the Notice, because the board of directors of Vaxart, Inc. is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders, or the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 24, 2020, to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please go to www.proxyvote.com or call (800) 690-6903. Please have your proxy card in hand when you access the website or call and follow the instructions provided.

How do I attend the Annual Meeting?

The meeting will be held on Monday, June 8, 2020, at 9:30 a.m. local time at the offices of Vaxart located at 385 Oyster Point Boulevard, Suite 9A, South San Francisco, California 94080.  Directions to the Annual Meeting may be found on the Investors section of our website at www.vaxart.com.  Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 9, 2020, will be entitled to vote at the Annual Meeting.  On this record date, there were 70,826,783 shares of common stock outstanding and entitled to vote.

Stockholder of Record:  Shares Registered in Your Name

If on April 9, 2020, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 9, 2020, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are five matters scheduled for a vote:

●	Proposal No. 1 – To elect seven directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

●

Proposal No. 2 – To approve an amendment to our Restated Certificate of Incorporation to (i) increase the authorized number of shares of our common stock to 150,000,000 shares and (ii) decrease the par value of our capital stock from $0.10 to $0.0001.

●	Proposal No. 3 – To approve an amendment to our 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 6,400,000 shares to 8,000,000 shares.

●	Proposal No. 4 – To ratify the selection by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the year ending December 31, 2020.

●	Proposal No. 5 – To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

What if another matter is properly brought before the meeting?

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” the nominees to the board of directors or you may “Withhold” your vote for any nominee you specify.  For all other proposals you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy or vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●

To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●

To vote over the telephone, dial toll-free (800) 690-6903 using a touch-tone phone and follow the recorded instructions.  You will be asked to provide the company number and control number from the Notice.  Your telephone vote must be received by 11:59 p.m., Eastern Time on June 7, 2020, to be counted.

●

To vote through the internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time on June 7, 2020, to be counted.

Beneficial Owner:  Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Vaxart.  Simply follow the voting instructions in the Notice to ensure that your vote is counted.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 9, 2020.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, through the internet or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner:  Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange, or NYSE, deems the particular proposal to be a “routine” matter.  Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of NYSE, which apply regardless of whether an issuer is listed on the NYSE or Nasdaq, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.  Accordingly, your broker or nominee may not vote your shares on Proposal No. 1, Proposal No. 2, Proposal No. 3 or Proposal No. 5 without your instructions, but may vote your shares on Proposal No. 4 even in the absence of your instruction.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:

●	“For” the election of the seven nominees for director;

●

“For” the approval of the amendment to our Restated Certificate of Incorporation to (i) increase the authorized number of shares of our common stock to 150,000,000 shares and (ii) decrease the par value of our capital stock from $0.10 to $0.0001;

●	“For” the approval of the amendment to our 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 6,400,000 shares to 8,000,000 shares;

●	“For” the ratification of the selection of OUM & Co. LLP as our independent registered public accounting firm for the year ending December 31, 2020; and

●	“For” the advisory approval of executive compensation.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these proxy materials, our directors and employees may also solicit proxies in person, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

We have engaged Morrow Sodali to assist in the solicitation of proxies for the special meeting for a fee of $7,500 plus costs and expenses and a per call fee for any incoming or outgoing stockholder calls for such services, which fee also includes Morrow Sodali acting as the inspector of elections at the Special Meeting. We will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts.  Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes.  You can revoke your proxy at any time before the final vote at the meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may send a timely written notice that you are revoking your proxy to our Secretary at 385 Oyster Point Boulevard, Suite 9A, South San Francisco, California 94080.

●	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or internet proxy is the one that is counted.

Beneficial Owner:  Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for the 2020 annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal (including a director nomination) must be timely submitted in writing to our Secretary at Vaxart, Inc., 385 Oyster Point Boulevard, Suite 9A, South San Francisco, California 94080. To be timely, your proposal must be delivered to the Secretary, at the address above, not less than 90 days prior to the date of the annual meeting of stockholders. However, in the event that less than 100 days’ notice or prior public announcement of the date of the meeting is given or made to stockholders, then a proposal shall be received no later than the close of business on the tenth day following the date on which notice of the date of the meeting was mailed or a public announcement was made, provided, however, that if our 2020 annual meeting of stockholders is not held within 30 calendar days of the one-year anniversary of this Annual Meeting, then you must deliver the proposal a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2020 annual meeting of stockholders. You are also advised to review our Bylaws, which contain a description of the information required to be submitted as well as additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, (a) for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes, and (b) with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.

Abstentions will be counted towards the vote total for Proposal No. 3, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

●

Proposal No. 1 – For the election of directors, the nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected.

●

Proposal No. 2 – To approve an amendment to our Restated Certificate of Incorporation, the proposal must receive “For” votes from the holders of a majority of shares outstanding and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will also have the effect of an “Against” vote.

●

Proposal No. 3 – To approve the amendment to our 2019 Equity Incentive Plan, the proposal must receive “For” votes from the holders of a majority of shares cast. If you “Abstain” from voting, it will have no effect.  Broker non-votes will have no effect.

●

Proposal No. 4 – To ratify the selection of OUM & Co. LLP as our independent registered public accounting firm for the year ending December 31, 2020, the proposal must receive “For” votes from the holders of a majority of shares cast. If you “Abstain” from voting, it will have no effect.  Broker non-votes will have no effect.

●

Proposal No. 5 – To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement, the proposal must receive “For” votes from the holders of a majority of shares cast. If you “Abstain” from voting, it will have no effect.  Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is generally required to hold a valid meeting of stockholders.  A quorum is present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at a meeting in person or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.  If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the meeting, we intend to file a current report on Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

What happens if a change to the Annual Meeting is necessary due to exigent circumstances?

We intend to hold the Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include postponing or adjourning the meeting or holding the meeting solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates via a press release and posting details on our website that will also be filed with the SEC as proxy material. Please monitor the Investor Relations section of our website at www.vaxart.com for updated information. If you are planning to attend our Annual Meeting, please check the website one week prior to the Annual Meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

Who can help answer my questions?

If you have any questions about the proposals described in the proxy statement or how to execute your vote, you can contact our proxy solicitor at:

 Morrow Sodali LLC

 470 West Avenue

 Stamford, Connecticut 06902

 Tel: (800) 662-5200

 Banks and brokers can call collect at: (203) 658-9400

 Email: vxrt.info@investor.morrowsodali.com

Proposal No. 1

Election of Directors

What am I voting on?	Electing the seven director nominees identified below to hold office until the 2020 annual meeting of stockholders and until his or her successor is elected or appointed.
Vote recommendation:	FOR the election of each of the seven director nominees.
Vote required:	Directors are elected if they receive more FOR votes than WITHHOLD votes.

Our board of directors is comprised of seven members all of whom were previously elected by our stockholders.  All of our directors have one-year terms and stand for election annually. The Board has determined that all of the director nominees except for Dr. Latour are independent directors, as defined by The Nasdaq Stock Market Rules. Dr. Latour is not independent because serves as our President and Chief Executive Officer. The nominees listed below are currently directors of Vaxart. If elected at the Annual Meeting, these nominees would serve until the 2021 annual meeting of stockholders and until a successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.  Our policy is to encourage directors and nominees for director to attend the Annual Meeting.

Vacancies on the board of directors may be filled only by persons elected by a majority of the remaining directors.  A director elected by the board of directors to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term or until the director’s successor is duly elected and qualified.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors.  Accordingly, the nominee receiving the highest number of affirmative votes will be elected.  Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below.  If the nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Vaxart.  Each person nominated for election has agreed to serve if elected.  We have no reason to believe that any nominee will be unable to serve.

Nominees for Election to Serve Until the 2021 Annual Meeting

Name	Age	Position(s)
Wouter W. Latour, M.D.	62	President, Chief Executive Officer and Chairman of the Board
Steven Boyd	39	Director
Todd Davis	59	Director
Michael J. Finney, Ph.D.	61	Director
Andrei Floroiu	47	Director
Keith Maher, M.D.	53	Director
Robert A. Yedid	62	Director

Wouter W. Latour, M.D. has served as our President and Chief Executive Officer and as a member of our board of directors since February 2018. He was appointed as Chairman of the Board on December 3, 2019. Dr. Latour previously served as the President and Chief Executive Officer of Private Vaxart since September 2011 and served as a member of Private Vaxart’s board of directors since October 2011. From June 2011 to September 2011, Dr. Latour served as Private Vaxart’s Chief Operating Officer. From June 2009 until joining Vaxart, Dr. Latour was an independent consultant to life sciences companies. From January 2005 to May 2009, Dr. Latour was Chief Executive Officer and a member of the board of directors of Trinity Biosystems, Inc., a biopharmaceutical company. Prior to these roles, Dr. Latour held numerous executive positions at various pharmaceutical and biotechnology companies. Dr. Latour received an M.D. from the University of Amsterdam and an M.B.A. from Stanford University.

We believe Dr. Latour is qualified to serve on the board of directors because of his extensive experience within the life sciences industry and because of the perspective and background that he brings as Vaxart’s President and Chief Executive Officer.

Steven Boyd has served as a director since October 2019. He has served since 2012 as the Chief Investment Officer of Armistice Capital, LLC, a long-short equity hedge fund focused on the health care and consumer sectors. From 2005 to 2012, Mr. Boyd was a research analyst at Senator Investment Group, York Capital, and SAB Capital Management, where he focused on health care. Mr. Boyd began his career as an analyst at McKinsey & Company. Mr. Boyd currently serves as a member of the board of directors of Cerecor Inc. and EyeGate Pharmaceuticals, Inc. Mr. Boyd received a B.S. in Economics and a B.A. in Political Science from The Wharton School of the University of Pennsylvania.

We believe Mr. Boyd is qualified to serve on the board of directors because of his extensive experience within the life sciences industry, including as an executive of a long-short equity hedge fund focused on the healthcare sector.

Todd Davis has served as a director since October 2019. He is the Founder and has served as the Managing Partner of RoyaltyRx Capital, a special opportunities investment firm, since 2018. From 2006 to 2018, Mr. Davis was a Founder and Managing Partner of Cowen/HealthCare Royalty Partners, a global healthcare investment firm. From 2004 to 2006, Mr. Davis was a partner at Paul Capital Partners, where he co-managed its royalty investments as a member of the Royalty Management Committee. From 2001 to 2004, he served as a partner responsible for biopharmaceutical growth equity investments at Apax Partners. Mr. Davis began his business career in sales at Abbott Laboratories where he held several commercial roles of increasing responsibility. He subsequently held general management, business development, and licensing roles at Elan Pharmaceuticals. Mr. Davis is a navy veteran and received a B.S. from the U.S. Naval Academy and an M.B.A. from the Harvard Business School. He currently serves on the board of directors of Palvella Therapeutics Inc., BioDelivery Sciences International, Inc., and Ligand Pharmaceuticals Incorporated. He is also a board member of the Harvard Business School Healthcare Alumni Association.

We believe Mr. Davis is qualified to serve on the board of directors because of his extensive experience within the life sciences industry, including as a founder and managing partner of a special opportunities investment firm.

Michael J. Finney, Ph.D. has served as a member of our board of directors since February 2018 and previously served as a member of Private Vaxart’s board of directors since 2007. Since October 2004, Dr. Finney has served as the Managing Director of Finney Capital, an investment firm. Since 1986, Dr. Finney has served as a founder, director and/or investor in various life sciences companies. Currently, he sits on six private company boards. From 2009 to 2011, Dr. Finney served as Vaxart’s Chief Executive Officer. Dr. Finney received an A.B. in biochemical sciences from Harvard University and a Ph.D. in biology (genetics) from the Massachusetts Institute of Technology.

We believe Dr. Finney is qualified to serve on the board of directors because of his extensive experience within the life sciences industry, including as a venture capitalist.

Andrei Floroiu has served as a director since April 2020. He is a senior advisor to the chief executive officer of Agenus Inc., a biotechnology company focused on immunotherapy including immuno-oncology, since 2015. From 2012 to 2015, Mr. Floroiu was a Managing Director of Exigo Capital Corp., where he provided strategic, financial and operational advice to companies undergoing significant transformational and strategic transactions. From 2010 to 2012, Mr. Floroiu served as the founder and president of Fly for MS, a charity to raise global awareness for Multiple Sclerosis. From 2004 to 2008, he served as a principal for The Invus Group, a private equity investment firm. He holds an MBA in Finance from The Wharton School, University of Pennsylvania, a Master of Science in Computer Engineering from the University of Maryland and a Bachelor of Science in Computer Engineering from the Universitatea Politehnica in Bucharest, Romania.

We believe Mr. Floroiu is qualified to serve on the board of directors because of his extensive leadership and finance experience, and his extensive experience serving as a senior advisor to the chief executive officer of a biotechnology company, and managing director of a private equity fund in the life sciences industry.

Keith Maher, M.D. has served as a director since October 2019. He has served as a Managing Director at Armistice Capital, LLC since 2019. From 2007 to 2018, Dr. Maher held senior roles at Schroder Investment Management, Omega Advisors, and Gracie Capital. Dr. Maher joined Gracie from Valesco Healthcare Partners a global healthcare fund he founded in partnership with Paramount Bio Capital. Prior to starting Valesco, Dr. Maher was a Managing Director at Weiss, Peck & Greer (WPG) Investments. He joined WPG from Lehman Brothers where he worked as an equity research analyst covering Medical Device and Technology companies. Dr. Maher received a BA in Biology from Boston University, an M.B.A. from Northwestern University’s Kellogg Graduate School of Management, and an M.D. from Albany Medical College. Dr. Maher completed his clinical training at the Mount Sinai Medical Center in the Department of Medicine.

We believe Mr. Maher is qualified to serve on the board of directors because of his extensive experience within the life sciences industry, including as an executive of a long-short equity hedge fund focused on the healthcare sector.

Robert A. Yedid has served as a director since October 2019. He has served as a Managing Director at LifeSci Advisors, LLC, a global healthcare dedicated investor relations /public relations firm since 2014. From 2011 to 2014, Mr. Yedid served as a Managing Director at ICR Inc., in its healthcare investor relations. Mr. Yedid previously served as a portfolio manager of Hillhouse Capital Management and as a portfolio manager and senior research analyst at Principled Capital, with responsibility for health care investing. From 1999 to 2000, he was a Vice President at Warburg Pincus, a private equity and venture capital firm, investing in health care. Mr. Yedid began his career as an investment banker, including serving as a Managing Director in the healthcare finance group at Bear Stearns & Co. From 1999 to 2001, he served as a member of the board of directors of The Medicines Company and from 1999 to 2001, he was member of the board of directors of Eurand International S.p.a., an Italian-based specialty pharma company. Mr. Yedid earned a B.A. in Economics from Yale University and an M.B.A. from the Stanford University Graduate School of Business.

We believe Mr. Yedid is qualified to serve on the board of directors because of his extensive experience within the life sciences industry, including as managing director of a firm focused on investor relations in the global healthcare sector.

The Board of Directors Recommends

a Vote in Favor of the Named Nominees.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Family Relationships

There are no family relationships among the members of the board of directors and executive officers.

Independence of The Board of Directors

As required under the Nasdaq Stock Market, or Nasdaq, listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The board of directors consults with our counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the board of directors has affirmatively determined that all of our directors, other than Dr. Latour due to his position as our President and Chief Executive Officer, are independent within the meaning of the applicable Nasdaq listing standards.  In making this determination, the board of directors found that none of the nominees for director had a material or other disqualifying relationship with Vaxart.

Board Leadership Structure

We believe that all members of our board of directors should have an equal voice in the affairs and the management of Vaxart. Consistent with this philosophy, while our bylaws and corporate governance policies allow for the appointment of a chairperson of the board, until February 2018 we did not have one, and instead had a lead independent director. In 2018, Anne M. VanLent was the lead independent director of the Aviragen board of directors until the closing of the Merger in February 2018. Following the closing the Merger, the board of directors appointed Mr. Markham to the position of Chairman of the Board and eliminated the role of lead independent director. Subsequently, Mr. Markham resigned from the board of directors on November 30, 2019, and Dr. Latour was appointed as Chairman of the Board of directors on December 3, 2019. The independent directors will consider the role and designation of the Chairman of the Board on an annual basis.

Our Chief Executive Officer and Chairman of the Board has primary responsibility for preparing the agendas for board meetings and presiding over the portion of the meetings of the board of directors where he is present. He has significant responsibilities, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the board of directors. Accordingly, the Chairman of the Board has substantial ability to shape the work of the board of directors.

As discussed above, except for our chief executive officer, our board of directors is comprised of independent directors. The active involvement of these independent directors, combined with the qualifications and significant responsibilities of our Chairman of the Board, provide balance on the board and promote strong, independent oversight of our management and affairs.

Role of the Board in Risk Oversight

The board of directors has an active role, as a whole and also at the committee level, in overseeing management of Vaxart’s risks. The board of directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Audit Committee’s charter mandates the Audit Committee to review and discuss with management, and our independent registered public accounting firm, as appropriate, our major financial risk exposures and the steps taken by management to monitor and control these exposures. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks.

Meetings of The Board of Directors

Our board of directors met 14 times during 2019. On October 25, 2019, Geoffrey F. Cox, Ph.D. and John P. Richard each resigned from the board of directors, and Steven J. Boyd, Todd C. Davis, Robert A. Yedid and Keith Maher, M.D. were each elected as directors; and on November 3, 2019, Mr. Markham resigned from the board of directors. Each member of the board of directors attended 75% or more of the aggregate number of meetings of the board of directors and of the committees on which he or she served, held during the portion of 2019 for which he or she was a director or committee member.

As required under applicable Nasdaq listing standards, in fiscal 2019, the Vaxart independent directors met two times in regularly scheduled executive sessions at which only independent directors were present. Mr. Markham presided over the executive sessions while serving as a director, and Mr. Yedid presided over the executive sessions after Mr. Markham’s resignation.

Information Regarding Committees of the Board of Directors

The board of directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  The board of directors has adopted a written charter for each committee that is available to stockholders on the Investors section of our website at www.vaxart.com.

The following table provides membership and meeting information for each of the committees of the board of directors from January 1, 2019 until October 25, 2019:

Name	Audit	Compensation	Nominating and Corporate Governance
Wouter W. Latour, M.D.
Geoffrey F. Cox, Ph.D. (1)			√*
Michael J. Finney, Ph.D.	√
John P. Richard (1)	√	√
Richard J. Markham (2)		√*	√
Anne M. VanLent	√*	√

*      Committee Chairperson

(1)	Resigned on October 25, 2019.
(2)	Resigned on November 30, 2019.

On October 25, 2019, the committees of the board of directors were re-constituted.  The following table provides membership for the remainder of 2019 for each of the committees of the board of directors:

Name	Audit	Compensation	Nominating and Corporate Governance
Wouter W. Latour, M.D.
Michael J. Finney, Ph.D.	√
Richard J. Markham (1)		√	√
Anne M. VanLent	√*	√
Robert A. Yedid	√		√*
Todd C. Davis		√*
Steven Boyd
Keith Maher, M.D.

*      Committee Chairperson

(1)	Mr. Markham resigned from the board of directors in November 2019 and served as the chairperson of the Compensation Committee until his resignation.

Below is a description of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the board of directors.  Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

The board of directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards).  The Audit Committee held seven meetings during 2019.

The board of directors determined that Ms. VanLent qualified, and Mr. Floroiu qualifies, as an “audit committee financial expert,” as defined in applicable SEC rules. The board of directors made a qualitative assessment of each of Ms. VanLent’s and Mr. Floroiu’s level of knowledge and experience based on a number of factors, including Ms. VanLent’s experience as a chief financial officer for public reporting companies and Mr. Floroiu’s experience as Head of Finance, Strategy and Operations at AgenTus Therapeutics, Inc.

The primary purpose of the Audit Committee is to discharge the responsibilities of the board of directors with respect to our accounting, financial and other reporting and internal control practices and to oversee its independent registered accounting firm. Specific responsibilities of the audit committee include:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit the combined company’s financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, the combined company’s interim and year-end operating results;

●	developing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

●	reviewing policies on risk assessment and risk management;

●	reviewing related party transactions;

●

obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes the combined company’s internal quality control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●

approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2019 with Vaxart’s management.  The Audit Committee discussed with Vaxart’s independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or PCAOB.  The Audit Committee also received the written disclosures and the letter from Vaxart’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.  Based on the foregoing, the Audit Committee recommended to the Vaxart board of directors that the audited financial statements be included in Vaxart’s Annual Report on Form 10‑K for the year ended December 31, 2019.

Ms. Anne M. VanLent (Chairperson)

Dr. Michael J. Finney

Mr. Robert A. Yedid

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of Vaxart under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

All members of the Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards).  The Compensation Committee held six meetings during 2019.

The primary purpose of the Compensation Committee is to discharge the responsibilities of the board of directors to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of the Compensation Committee include:

●	reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;

●	reviewing and recommending to our board of directors the compensation of our directors;

●	reviewing and approving, or recommending that our board of directors approve, the terms of compensatory arrangements with our executive officers;

●	administering our stock and equity incentive plans;

●	selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisers;

●

reviewing and approving, or recommending that our board of directors approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate; and

●	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee will meet at least twice annually and with greater frequency if necessary.  The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer.  The Compensation Committee meets regularly in executive session.  However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings.  The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding her compensation.  The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee.  In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.  Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our board of directors or Compensation Committee.

Nominating and Corporate Governance Committee

As of December 31, 2019, we only had one member on our Nominating and Corporate Governance Committee, who is independent. All members of the Nominating and Corporate Governance Committee in 2019 were independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards).  The Nominating and Corporate Governance Committee held three meeting in 2019.  Specific responsibilities of the Nominating and Corporate Governance committee include:

●	identifying, evaluating and selecting, or recommending that the board of directors approve, nominees for election to the board of directors;

●	evaluating the performance of the board of directors and of individual directors;

●	considering and making recommendations to the board of directors regarding the composition of the committees of the board of directors;

●	reviewing developments in corporate governance practices;

●	evaluating the adequacy of corporate governance practices and reporting;

●	reviewing management succession plans;

●	developing and making recommendations to the board of directors regarding corporate governance guidelines and matters; and

●	overseeing an annual evaluation of the board of directors’ performance.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics.  The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders.  However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the board of directors, the operating requirements of the company and the long-term interests of stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the board and the company, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to Vaxart during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The committee also takes into account the results of the board of directors’ self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.  The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.  The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board of directors.  The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 385 Oyster Point Boulevard, Suite 9A, South San Francisco, California 94080.  Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of Vaxart’s stock and has been a holder for at least one year.  Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications With the Board of Directors

Historically, we have not provided a formal process related to stockholder communications with the board of directors.  Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the board of directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

Communications addressed to the board of directors will be reviewed by one or more Vaxart executive officers, who will determine whether the communication should be presented to the board of directors.  The purpose of this screening is to allow the board of directors to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with our whistleblower policy that relate to questionable accounting or auditing matters involving Vaxart will be promptly and directly forwarded to the Audit Committee.

Code of Ethics

We have adopted a Code of Conduct that applies to all officers, directors and employees.  The Code of Conduct is available on the Investors section of our website at www.vaxart.com.  If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Corporate Governance Guidelines

The board of directors has documented our governance practices by adopting Corporate Governance Guidelines to assure that the board of directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management.  The guidelines are also intended to align the interests of directors and management with those of our stockholders.  The Corporate Governance Guidelines set forth the practices the board of directors intends to follow with respect to board composition and selection, board meetings and involvement of senior management, chief executive officer performance evaluation and succession planning, and board committees and compensation.  The Corporate Governance Guidelines, as well as the charters for each committee of the board of directors, may be viewed on the Investors section of our website at www.vaxart.com.

Proposal No. 2

Approval of INCREASE in Number of Authorized Shares of Common Stock AND DECREASE IN PAR VALUE

What am I voting on?

To approve an amendment to our Restated Certificate of Incorporation to increase our authorized number of shares of common stock from 100,000,000 shares to 150,000,000 shares and decrease the par value of our capital stock from $0.10 to $0.0001.

Vote recommendation:	“FOR” the approval of the amendment to our Restated Certificate of Incorporation.
Vote required:	A majority of the shares of common stock outstanding and entitled to vote.
Effect of abstentions:	Same as a vote “AGAINST”.
Effect of broker non-votes:	Same as a vote “AGAINST”.

General

The board of directors is requesting stockholder approval of an amendment to our Restated Certificate of Incorporation to increase our authorized number of shares of common stock from 100,000,000 shares to 150,000,000 shares (the “Authorized Shares Increase”), and to decrease the par value of our capital stock from $0.01 to $0.0001 (the “Par Value Reduction”), by filing a Certificate of Amendment to our Certificate of Incorporation in the form attached to this proxy statement as Exhibit B (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Par Value Reduction is not contingent upon the occurrence of the Reverse Stock Split.

Background and Purpose of the Authorized Shares Increase

The board of directors has determined that we do not currently have enough authorized shares of common stock to accommodate our forecasted capital raising needs, based on the current outstanding shares of common stock and shares of common stock reserved for issuance upon exercise of outstanding stock options, warrants and other arrangements. As of April 9, 2020, we had 72,054,720 shares of common stock outstanding. In addition, the board of directors has reserved as of April 9, 2020:

●	1,600,848 shares issuable upon the exercise of outstanding stock options with a weighted-average exercise price of $2.76 per share;

●	25,924,042 shares issuable upon the exercise of outstanding warrants with a weighted-average exercise price of $0.70 per share;

●	278,535 net shares issuable on the vesting of performance-based restricted stock units after having deducted an estimated 121,465 shares that will be forfeited to pay the related income taxes; and

●

110,276 shares available for future issuance under our 2019 Plan, which may be increased to an aggregate of 6,510,276 shares upon approval by our stockholders at the Annual Meeting. Please see Proposal No. 3 for further information.

Except as discussed above, the board of directors has no other plans to issue any additional shares of common stock at this time; however, it desires to have shares available to provide flexibility to use as capital stock for business and financial purposes in the future, and believes that 150,000,000 shares is adequate for the foreseeable future.

Background and Purpose of the Par Value Reduction

Historically, the concept of par value served to protect creditors and senior security holders by ensuring that a company received at least the par value as consideration for issuances of stock. Over time, the concept of par value has lost its significance as lenders, creditors and other persons doing business with a company tend to rely on the total financial strength of the company as shown by its financial statements and earnings prospects and, especially in the case of financial institutions that lend money to a company, on contractual restrictions that establish financial requirements that the company must satisfy. Many companies that incorporate today use a nominal par value or have no par value. Under Delaware law, the par value is the minimum amount a company must receive upon the issuance of any shares of common stock. Given the current market price of our common stock, the board of directors believes it is in the best interests of the company and our stockholders to implement the Par Value Reduction.

Impact of the Authorized Shares Increase and Par Value Reduction if Implemented

The adoption of the Authorized Shares Increase would not affect the rights of the holders of currently outstanding common stock.

The Par Value Reduction will have no effect on the rights of the holders of common stock or preferred stock, except for reducing the minimum amount per share the Company must receive upon the issuance of any shares of common stock from $0.10 to $0.0001. Following the effectiveness of the Par Value Reduction, the Company’s “capital” under the Delaware General Corporation Law will be adjusted to reflect the Par Value Reduction. On the effective date of the Par Value Reduction, the stated capital on the Company’s balance sheet attributable to the Company’s common stock will be reduced to give effect to the decrease in par value from $0.10 to $0.0001 and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced.

Certificates representing shares of our common stock, par value $0.10 per share, issued and outstanding prior to the effective time of the filing of the Certificate of Amendment will be deemed to represent the same number of shares of our common stock, par value $0.0001 per share, as they did prior to such effective time. Existing certificates will not be exchanged for new certificates in connection with either the Authorized Shares Increase or the Par Value Reduction.

Procedure for Effecting the Authorized Shares Increase and Par Value Reduction

If the stockholders approve Proposal No. 2, the Authorized Shares Increase and Par Value Reduction and the board of directors decides to implement the Authorized Shares Increase and Par Value Reduction, the Authorized Shares Increase and Par Value Reduction will become effective either upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware or at such other date and time as is specified therein. Although the board of directors intends to file the Certificate of Amendment as soon as practicable after the Annual Meeting, the board of directors may determine in its discretion not to effect the Authorized Shares Increase or the Par Value Reduction at any time prior to the effectiveness of the Certificate of Amendment.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock will be required to approve this amendment to our Restated Certificate of Incorporation.

The Board of Directors Recommends

a Vote in Favor Of Proposal No. 2.

Proposal No. 3

Approval of AMENDMENT TO 2019 Equity Incentive Plan

What am I voting on?	To approve an amendment to our 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 6,400,000 shares to 8,000,000 shares.
Vote recommendation:	“FOR” the approval of the amendment to our 2019 Equity Incentive Plan.
Vote required:	A majority of the shares cast.
Effect of abstentions:	None.
Effect of broker non-votes:	None.

Summary of the Proposal

At the Annual Meeting, we will request that our stockholders approve the Amendment No. 1 to the Vaxart, Inc. 2019 Equity Incentive Plan (the “2019 Plan”), attached hereto as Exhibit A (the “Plan Amendment”). The Plan Amendment was approved by our board of directors on February 21, 2020, subject to approval by our stockholders.  If approved, the Plan Amendment will increase the number of shares of our common stock reserved under the 2019 Plan by 6,400,000 shares to 8,000,000 shares.

Approval of the Plan Amendment by our stockholders will allow us to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our board of directors or Compensation Committee.

Requested Shares

The 2019 Plan was initially approved by our stockholders on April 23, 2019. At that time, 1,600,000 shares were reserved for issuance under the 2019 Plan. As of April 9, 2020, and excluding the proposed share increase, there were 110,276 shares available for issuance under the 2019 Plan pursuant to future awards.

The board of directors believes that the future success of the Company depends, in large part, upon our ability to effectively attract, motivate and retain high caliber key employees and directors. The board of directors believes that the issuance of equity awards is a key element of our ability to attract, motivate and retain these employees and directors and align their interests with those of our stockholders. Based on our historical grant practices and our projected recruiting and retention needs, we anticipate that the Company will be unable to continue granting equity awards under the 2019 Plan in 2020 and beyond unless we increase the number of shares reserved for issuance under the 2019 Plan.

To meet our future equity compensation needs, the board of directors approved the Plan Amendment, which would become effective upon receiving stockholder approval at the Annual Meeting. By reserving an additional 6,400,000 shares for issuance under the 2019 Plan, a total of 6,510,276 shares will be available for future issuance. We expect that the shares authorized for issuance under the 2019 Plan will meet the Company’s equity compensation needs for approximately one to two years.

Our board of directors recommends that our stockholders approve the Plan Amendment. As noted above, we do not expect to meet our anticipated equity compensation needs in 2020 or beyond absent an increase in the share reserve. We rely on equity compensation to attract, motivate and retain key employees and directors, link compensation with key business objectives and share price, and align the interests of stockholders, employees, and directors. Approval of the Plan Amendment would further these objectives by allowing us to continue to grant equity awards to key employees and directors. If stockholders do not approve the Plan Amendment, our ability to attract, motivate and retain key employees and directors necessary to compete in our industry could be seriously harmed. In turn, this would negatively impact our long-term success.

In determining the number of additional shares to reserve for issuance under the 2019 Plan, our board of directors considered the number of shares available for future awards, the potential dilution resulting from the proposed increase, equity plan guidelines established by certain proxy advisory firms, and advice provided by the Compensation Committee’s compensation consultant.

On March 24, 2020, the board of directors, upon recommendation of the Compensation Committee, approved a grant of time-based stock options covering a total of 2,610,000 shares, which shall vest as to 25% of the option shares on the date of grant and 75% of the options shares over two years on a monthly basis thereafter, which shall only be exercisable if stockholders approve the Plan Amendment, and shall have a per share exercise price equal to the closing price of the shares on March 24, 2020.

For more information on these grants, please see the Plan Benefits table on page 32 of this proxy statement.

Key Plan Features

The 2019 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•	No single trigger accelerated vesting upon change in control. The 2019 Plan does not provide for automatic vesting of awards upon a change in control.

•

Awards subject to forfeiture/clawback. Awards granted under the 2019 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, we may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

•

No liberal change in control definition. The change in control definition in the 2019 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2019 Plan to be triggered.

•

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2019 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•

Administration by our board of directors or independent committee. The 2019 Plan will be administered by our board of directors, which may in turn delegate authority to administer the 2019 Plan to a committee with the members of such committee being “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq listing standards.

•

Material amendments require stockholder approval. Consistent with Nasdaq rules, the 2019 Plan requires stockholder approval of any material revisions to the 2019 Plan. In addition, certain other amendments to the 2019 Plan require stockholder approval.

•

Limit on non-employee director awards and other awards.  The maximum number of shares subject to stock awards granted during any calendar year to any of our non-employee directors, taken together with any cash fees paid by the Company to such non-employee director during such calendar year, may not exceed $600,000 in total value, or $750,000 in total value with respect to the calendar year in which the individual is first appointed or elected to our board of directors (calculating the value of any such stock awards based on the grant date fair value of the stock awards for financial reporting purposes).

Stockholder Approval

If this Proposal No. 3 is approved, the Plan Amendment will become effective as of the date of the Annual Meeting.

Equity Compensation Plans at December 31, 2019

The following table provides certain information with respect to all equity compensation plans in effect as of December 31, 2019.

Number of
Securities
Remaining
Available for
Future Issuance
	Number of			Under Equity
	Securities to			Compensation
	Be Issued			Plans
	Upon		Weighted-Average	(Excluding
	Exercise of		Exercise Price of	Securities
	Outstanding		Outstanding	Reflected in
	Options		Options	Column (a))
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by security holders	1,811,652	(1)	$2.74	295,180	(2)
Equity compensation plans not approved by security holders	—		$—	—
Total	1,811,652		$2.74	295,180

(1)     Reflects shares of common stock issuable upon the exercise of outstanding stock options granted under the 2019 Plan, Vaxart’s 2007 Equity Incentive Plan, Aviragen’s 2016 Equity Incentive Plan and Aviragen’s 2007 Omnibus Equity and Incentive Plan, all of which have been approved by security holders.

(2)      Reflects shares of common stock that are available for future issuance under the 2019 Plan.

Overhang

The following table provides certain additional information regarding our equity incentive plans.

As of April 9, 2020 (the Record Date)
Total number of shares of common stock subject to outstanding stock options	1,600,848
Weighted-average exercise price of outstanding stock options	$2.76
Weighted-average remaining term of outstanding stock options	7.98 years
Total number of shares of common stock subject to outstanding full value awards	411,000
Total number of shares of common stock available for grant under the 2019 Plan	110,276
Total number of shares of common stock available for grant under other equity incentive plans	—

As of Record Date
Total number of shares of common stock outstanding	72,054,720
Per-share closing price of common stock as reported on Nasdaq Capital Market	$1.72

Burn Rate

The following table provides detailed information regarding the activity related to our 2019 Plan for 2019:

2019
Total number of shares of common stock subject to stock options granted	1,791,030
Total number of shares of common stock subject to full value awards granted	—
Total number of shares of common stock outstanding as of December 31, 2019	48,254,994
Burn Rate (1)	3.7%

(1)   Burn Rate is (number of shares subject to equity awards granted during the year) / (common shares outstanding as of December 31, 2019).

Description of the 2019 Equity Incentive Plan

The material features of the 2019 Plan are described below. The following description of the 2019 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2019 Plan. Stockholders are urged to read the actual text of the 2019 Plan in its entirety, which has been previously filed with the SEC as Exhibit 10.1 to the Current Report on Form 8-K on April 24, 2019.

Purpose

The 2019 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for our success and our affiliates’ success, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

Types of Awards

The terms of the 2019 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the Share Reserve under the 2019 Plan, as amended by the Plan Amendment, will not exceed 8.0 million shares.

The following shares of our common stock will become available again for issuance under the 2019 Plan: (i) any shares subject to a stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award that are not issued because such stock award is settled in cash; (iii) any shares issued pursuant to a stock award that are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares; and (iv) any shares reacquired by us in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise or purchase price of a stock award.

Eligibility

All of our 11 employees and six non-employee directors (which includes employees and non-employee directors of our affiliates) as of April 9, 2020, were eligible to participate in the 2019 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2019 Plan only to our employees (including officers) and employees of our affiliates.

 Non-Employee Director Compensation Limit

Under the 2019 Plan, the maximum number of shares of our common stock subject to stock awards granted during any one calendar year to any of our non-employee directors, taken together with any cash fees paid by the Company to such non-employee director during such calendar year, will not exceed $600,000 in total value, or $750,000 with respect to the calendar year in which the individual is first appointed or elected to the board of directors (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).

Administration

The 2019 Plan will be administered by our board of directors, which may in turn delegate authority to administer the 2019 Plan to a committee. Our board of directors has delegated concurrent authority to administer the 2019 Plan to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee.  Our board of directors and our Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal No. 3.

Subject to the terms of the 2019 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2019 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the 2019 Plan.

The Plan Administrator may also delegate to one or more of our officers with the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our common stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

Stock Options

Stock options may be granted under the 2019 Plan pursuant to stock option agreements. The 2019 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the 2019 Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value. The closing price of a share as reported on the Nasdaq on April 9, 2020, was $1.72 per share.

The term of stock options granted under the 2019 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal No. 3 as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death.

Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the 2019 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2019 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the 2019 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2019 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

Our board of directors may provide for limitations on the transferability of awards, in its sole discretion. Option awards are generally not transferable other than by will, the laws of descent and distribution or as otherwise provided under our 2019 Plan.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

●	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

●	the term of the ISO must not exceed five years from the date of grant.

The aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2019 Plan is a number of shares of common stock equal to three (3) multiplied by the Share Reserve.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2019 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2019 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2019 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2019 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted stock unit award. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The 2019 Plan allows us to grant performance stock and cash awards.

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.

A performance cash award is a cash award that is payable contingent upon the attainment of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. At the time of grant of a Performance Cash Award, the length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our board of directors, except that the Plan Administrator also may make any such determinations. The Plan Administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award to be paid in cash or other property.

Performance goals could be based on any one or more of the following performance criteria (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) subscriber satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) the number of subscribers, including but not limited to unique subscribers; (34) employee retention; and (35) other measures of performance selected by the Plan Administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Plan Administrator is authorized to make appropriate adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (v) to exclude the effects to any statutory adjustments to corporate tax rates; and (vi) to make other appropriate adjustments selected by the Plan Administrator.

In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the 2019 Plan. Subject to the terms of the 2019 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.

Clawback Policy

Awards granted under the 2019 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2019 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transaction

In the event of a corporate transaction (as defined in the 2019 Plan and described below), the Plan Administrator may take one or more of the following actions with respect to stock awards, contingent upon the closing or consummation of the corporate transaction:

•

arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the transaction);

•	arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);

•	accelerate the vesting (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

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cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as the board of directors may consider appropriate; and

•

make a payment, in such form as may be determined by the board of directors, equal to the excess, if any, of the value of the property the participant would have received upon exercise of the awards prior to the transaction over any exercise price payable by the participant in connection with the exercise. The plan administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner.

The Plan Administrator is not required to take the same action with respect to all stock awards or portions of stock awards or with respect to all participants. The Plan Administrator may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the 2019 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of more than 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

In the event of a change in control, awards granted under the 2019 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement. Under the 2019 Plan, a change in control is defined to include (1) the acquisition of any person of more than 50% of the combined voting power of our then outstanding stock; (2) a merger, consolidation or similar transaction in which our stockholders immediately prior to the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); (3) a sale, lease, exclusive license or other disposition of all or substantially all of our assets to an entity that did not previously hold more than 50% of the voting power over our capital stock and (4) individuals who constitute our incumbent board of directors ceasing to constitute at least a majority of our board of directors.

Plan Amendments and Termination

Our board of directors has the authority to amend, suspend, or terminate our 2019 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No incentive stock options may be granted after the tenth anniversary of the date our board of directors adopted our 2019 Plan. No stock awards may be granted under our 2019 Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2019 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2019 Plan. The 2019 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2019 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the Plan Administrator. The Plan Administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (1) the excess, if any, of the per share fair market value of common stock on the date of exercise over the purchase price or strike price and (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. This amount may be paid in shares of common stock, in cash, in any combination of cash and shares of common stock or in any other form of consideration, as determined by the Plan Administrator and set forth in the award agreement. A stock appreciation right granted under the 2019 Plan vests at the rate specified in the stock appreciation right agreement as determined by the Plan Administrator.

The Plan Administrator determines the term of stock appreciation rights granted under the 2019 Plan, which may be up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The term of the stock appreciation right may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws or by our insider trading policy. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant (or, if applicable, a beneficiary) may generally exercise any vested stock appreciation right for a period of 12 months (in the case of disability) or 18 months (in the case of death). Stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Plan Benefits

Because it is within the discretion of the board of directors and the Compensation Committee to determine which directors and employees will receive equity awards and the amount and type of awards received, it generally is not possible to determine the number of individuals to whom awards will be made in the future under the Plan Amendment or the amount of those awards. However, on March 24, 2020, the board of directors, upon recommendation of the Compensation Committee, approved a grant of time-based stock options covering a total of 2,610,000 shares, which shall vest as to 25% of the option shares on the date of grant and 75% of the options shares over two years on a monthly basis thereafter, which shall only be exercisable if stockholders approve the Plan Amendment, and shall have a per share exercise price equal to the closing price of the shares on March 24, 2020.

The following table provides additional information on these stock option grants:

Name and Position	Dollar value	Number of shares
Wouter W. Latour, M.D.	—	900,000
Sean N. Tucker	—	360,000
Margaret A. Echerd	—	315,000
All current executive officers as a group	—	1,575,000
All current directors who are not executive officers as a group	—	(1)
All employees, including all current officers who are not executive officers, as a group	—	1,035,000

(1)	Awards that may be granted under the 2019 Plan to our non-employee directors will be discretionary and will not be subject to set benefits or amounts under the terms of the 2019 Plan. If the Plan Amendment is approved by our stockholders, we expect that our board of directors will adopt a new non-employee director equity compensation policy. All option grants to our non-employee directors will have an exercise price per share equal to the fair market value of our common stock on the date of grant.

On April 13, 2020, the board of directors, upon recommendation of the Compensation Committee, approved a grant of time-based stock options to Mr. Andrei Floroiu covering a total of 54,720 shares, which shall vest in three equal annual installments over three years, which shall only be exercisable if stockholders approve the Plan Amendment and shall have a per share exercise price equal to the closing price of the shares on April 13, 2020.

Required Vote and Board of Directors Recommendation

Approval of this Proposal No. 3 requires that the proposal receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting that cast votes with respect to this Proposal No. 3. Abstentions and broker non-votes will count towards a quorum, but will have no effect on the outcome of this Proposal No. 3.

Recommendation of the Board

The board of directors recommends that our stockholders adopt the following resolution:

“RESOLVED, that the Amendment No. 1 to 2019 Equity Incentive Plan is hereby APPROVED.”

Proposal No. 4

Ratification of Selection of Independent Registered Public Accounting Firm

What am I voting on?	Ratification of the selection of OUM & Co. LLP as our independent registered public accounting firm for the year ending December 31, 2020.
Vote recommendation:	“FOR” the ratification of OUM & Co. LLP.
Vote required:	A majority of shares cast.
Effect of abstentions:	None.
Effect of broker non-votes:	None (because this is a routine proposal, there are no broker non-votes).

The Audit Committee of the board of directors has selected OUM & Co. LLP as our independent registered public accounting firm for the year ending December 31, 2020 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Our lead audit partner at OUM & Co. LLP serves no more than five consecutive years in that role. Representatives of OUM & Co. LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of OUM & Co. LLP as our independent registered public accounting firm.  However, the Audit Committee is submitting the selection of OUM & Co. LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of OUM & Co. LLP.

Current Principal Accountant Fees and Services

OUM & CO. LLP

On December 31, 2019, we dismissed KPMG LLP as our independent registered accounting firm and appointed OUM & Co. LLP as our new independent registered accounting firm. No fees were billed by OUM & Co. LLP in 2019.

The following table represents aggregate fees billed to Vaxart for the years ended December 31, 2018 and 2019, by KPMG LLP.

	Year Ended December 31,
	2018	2019

Audit Fees(1)	$559,000	$381,143
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	1,780	1,780
Total Fees	$560,780	$382,923

(1)          Audit Fees consisted of fees for professional services rendered for the audits of our financial statements which were billed during the respective year, including the audits of our annual financial statements and reviews of our interim quarterly reports, and services provided in connection with SEC filings, including consents and comfort letters.

(2)           All Other Fees consisted of access to KPMG LLP’s Accounting Research Online website.

Prior to the Merger in February 2018, as Vaxart was a private company, none of the KPMG LLP fees were pre-approved. Following the Merger, all KPMG LLP’s fees were pre-approved by our Audit Committee.

During the years ended December 31, 2018 and 2019, neither Vaxart nor anyone on their behalf consulted with KPMG LLP or OUM & Co. LLP, regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on Vaxart’s financial statements, and neither a written report nor oral advice was provided to Vaxart that KPMG LLP or OUM & Co. LLP concluded was an important factor considered by Vaxart in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Former Principal Accountant Fees and Services

KPMG LLP served as Vaxart’s independent registered public accounting firm and audited Vaxart’s financial statement for the years ended December 31, 2015, 2016, 2017 and 2018. KPMG LLP was dismissed on December 31, 2019, and OUM & Co. LLP was appointed as the new independent registered public accounting firm.

Ernst & Young LLP was engaged by Aviragen in March 2016. In February 2018, upon the closing of the Merger, the combined company dismissed Ernst & Young LLP as its independent registered public accounting firm and appointed KPMG LLP as the new independent registered public accounting firm. Ernst & Young LLP billed Vaxart $13,000 in 2019 and $13,750 in 2018 for fees for professional services, including consents.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, OUM & Co. LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts.  Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by OUM & Co. LLP is compatible with maintaining the principal accountant’s independence.

BACKGROUND REGARDING CHANGE IN CERTIFYING ACCOUNTANT

We dismissed KPMG LLP, or KPMG, as our independent registered public accounting firm on December 31, 2019. The decision to dismiss KPMG was approved by our audit committee.

The report of KPMG on our consolidated financial statements as of and for the years ended December 31, 2018 and 2017 contained no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle, except as follows: The report of KPMG on our consolidated financial statements as of and for the years ended December 31, 2018 and 2017, contained a separate paragraph stating that “the Company has experienced losses and negative cash flows from operations since its inception, has an accumulated deficit, and has debt obligations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the years ended December 31, 2018 and December 31, 2017, and the subsequent interim period from January 1, 2019 through December 31, 2019, (1) there were no disagreements (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its report on our consolidated financial statements for the years ended December 31, 2018 and 2017, and (2) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses identified in our internal control over financial reporting related to our lack of consistent processes to appropriately perform effective and timely review of account reconciliations and non-routine transactions. The Company provided KPMG with a copy of the information required by Item 304(a) of Regulation S-K, which was also filed with the SEC in Current Reports on Form 8-K, filed on January 2, 2020. The Company requested that KPMG review such disclosures and provide a letter addressed to the SEC, a copy of which was filed as an exhibit to such report.

We appointed OUM & Co. LLP as our independent registered public accounting firm on December 31, 2019 to audit our financial statements for the year ended December 31, 2019. The decision to change our independent registered public accounting firm was approved by our Audit Committee. During the years ended December 31, 2018 and December 31, 2017, and the subsequent interim period from January 1, 2019 through December 31, 2019, preceding our appointment of OUM & Co. LLP, as our independent registered public accounting firm, we did not consult with OUM & Co. LLP, on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on our financial statements or any other matter that was either the subject of a disagreement or reportable event.

The Board of Directors Recommends

a Vote in Favor of Proposal No. 4.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information regarding the ownership of our common stock as of April 9, 2020, by:

●	each nominee for director;
●	each current executive officer
●	all current executive officers and nominees for director as a group; and
●	all those known by us to be beneficial owners of more than five percent of our outstanding common stock.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based on 72,054,720 shares outstanding on April 9, 2020, adjusted as required by rules promulgated by the SEC.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Vaxart, Inc., 385 Oyster Point Boulevard, Suite 9A, South San Francisco, California 94080.

	Beneficial Ownership
Name of Beneficial Owner	Shares	%
Greater than 5% Stockholders:
Armistice Capital, LLC (1)	25,200,000	34.5%
Executive Officers and Directors:
Steven Boyd (2)	25,200,000	34.5%
Todd C. Davis	—	*
Margaret Echerd (3)	26,278	*
Michael J. Finney (4)	653,090	*
Andrei Floroiu (5)	—	*
Wouter Latour (6)	576,653	*
Keith Maher, M.D.	—	*
Sean Tucker (7)	230,120	*
Anne VanLent (8)	31,424	*
Robert A. Yedid	—	*
All executive officers and directors as a group (10 persons)	26,717,565	36.7%

* Represents beneficial ownership of less than one percent.

(1)	Consists of 25,200,000 shares of common stock held directly by Armistice Capital, LLC.

(2)

Consists of 25,200,000 shares of common stock held by Armistice Capital, LLC, an entity with which Mr. Boyd is affiliated due to his position as Chief Investment Officer of Armistice Capital, LLC. Mr. Boyd may be deemed to have shared voting and dispositive power over the shares beneficially owned by Armistice Capital, LLC, but disclaims such beneficial ownership except to the extent of their pecuniary interest therein, if any.

(3)	Consists of 26,278 shares issuable pursuant to stock options exercisable within 60 days of April 9, 2020.

(4)

Consists of (i) 452,572 shares of common stock held directly by Mr. Finney, and (ii) 181,818 shares of common stock issuable pursuant to warrants and 18,700 shares of common stock issuable pursuant to stock options, each exercisable within 60 days of April 9, 2020.

(5)	Mr. Floroiu joined our board of directors effective as of April 13, 2020, and was awarded a stock option to purchase up to 54,720 shares of common stock, none of which are exercisable within 60 days of April 9, 2020. In addition, such options will only be exercisable if stockholders approve the Plan Amendment.

(6)

Consists of (i) 166,667 shares of common stock held directly by Dr. Latour, and (ii) 166,667 shares of common stock issuable pursuant to warrants and 243,319 shares of common stock issuable pursuant to stock options, each exercisable within 60 days of April 9, 2020.

(7)

Consists of (i) 47,653 shares held directly by Dr. Tucker, (ii) 52,661 shares held jointly by Frances Chang and Dr. Tucker, (iii) 9,060 shares held by Dr. Tucker’s spouse, (iv) 27,273 shares issuable pursuant to warrants held jointly by Frances Chang and Dr. Tucker, exercisable within 60 days of April 9, 2020, and (v) 93,473 shares issuable pursuant to stock options exercisable within 60 days of April 9, 2020.

(8)	Consists of (i) 3,181 shares held directly by Ms. VanLent, and (ii) 28,243 shares issuable pursuant to stock options exercisable within 60 days of April 9, 2020.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Vaxart.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2019, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Proposal No. 5

To Approve, on an Advisory Basis, the Compensation
of Our Named Executive Officers, as Disclosed in this Proxy statement

What am I voting on?	A non-binding vote, known as “say-on-pay,” to approve the 2019 compensation of our named executive officers.
Vote recommendation:	“FOR” the approval of our 2019 named executive officer compensation.
Vote required:	A majority of shares cast.
Effect of abstentions:	None.
Effect of broker non-votes:	None.

In accordance with Section 14A of the Exchange Act, we are asking our stockholders to vote on an advisory basis, commonly referred to as “say-on-pay”, to approve the compensation paid to our named executive officers as disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. In response to our stockholders’ preference, the board of directors has adopted a policy of providing for annual “say-on-pay” votes. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

This advisory proposal is not binding on the board of directors or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the board of directors and, accordingly, the board of directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding named executive officer compensation arrangements.

Recommendation of the Board

The board of directors recommends that our stockholders adopt the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Executive Compensation

The following tables and accompanying narrative disclosure set forth information about the compensation paid or earned by our executive officers during the year ended December 31, 2019. These executive officers were:

●	Wouter W. Latour, M.D., our President and Chief Executive Officer.

●	Sean N. Tucker, Ph.D., our Chief Scientific Officer.

●	Margaret Echerd, our VP Controller and Principal Accounting Officer

We refer to these individuals as the “named executive officers.”

The disclosures regarding executive compensation in this proxy statement describe our executive compensation program for 2019; accordingly, they do not address the potential impact of the COVID-19 coronavirus on our executive compensation for 2020. The compensation committee will consider such impacts when reviewing our 2020 executive compensation program and may align 2020 executive compensation with the current economic environment. Those 2020 executive compensation program decisions will be described in our proxy statement for next year’s annual meeting of stockholders.

Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during the years ended December 31, 2019 and 2018.

Name and Principal Position (3)	Fiscal Year	Salary	Bonus (1)	Option Awards (2)	All Other Compensation		Total
Wouter W. Latour, M.D.	2019	$485,000	$52,542	$201,769	$8,400	(4)	$747,711
President and Chief Executive Officer	2018	$450,000	$—	$392,162	$8,250	(4)	$850,412
Sean N. Tucker, Ph.D.	2019	$331,800	$21,567	$82,541	$—		$435,908
Chief Scientific Officer	2018	$319,000	$—	$50,398	$8,610	(5)	$378,008
Margaret A. Echerd	2019	$265,000	$17,225	$38,777	$7,950	(4)	$328,952
VP Controller and Principal Accounting Officer

__________

(1)      The Compensation Committee of our board of directors approved bonuses for our named executive officers in 2019 of approximately 22% of the “target” amount for which they were eligible to receive. The 2019 bonus program was based on the percentage of corporate targets achieved multiplied by a percentage determined by the board of directors in its discretion.

(2)      Represents the grant date fair value of the awards computed in accordance with the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. See Note 13 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 19, 2020, for a discussion of the relevant assumptions used in calculating value pursuant to FASB ASC Topic 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(3)

Each of Dr. Latour and Dr. Tucker commenced service with Vaxart in February 2018 upon the closing of the Merger. Amounts disclosed for such officers include amounts paid for service with private Vaxart in 2018. Ms. Echerd commenced service with Vaxart in April 2018 and became an officer effective January 1, 2019.

(4)	Amount shown consists solely of a 401(k) match.

(5)	Consists of a 401(k) match of $8,250 and travel reimbursements of $360.

Outstanding Equity Awards at December 31, 2019

The following table presents, for each of our named executive officers, information regarding outstanding stock options held as of December 31, 2019.

	Option Awards
Name	Grant Date of Option Award	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price ($)	Option Expiration Date
Wouter W. Latour, M.D.	6/29/2011 (1)	6,535	—	$8.03	6/28/2021
	11/3/2011 (1)	9,441	—	$8.03	11/2/2021
	8/8/2013 (1)	13,255	—	$6.49	8/7/2023
	5/8/2014 (1)	14,908	—	$8.03	5/7/2024
	7/23/2015 (1)	18,120	—	$17.49	7/22/2025
	3/25/2016 (2)	10,060	671	$12.98	3/24/2026
	6/24/2017 (3)	14,782	8,869	$4.07	6/23/2027
	5/25/2018 (4)	50,737	59,963	$5.17	5/24/2028
	5/12/2019 (5)	—	363,261	$0.77	5/11/2029
Sean N. Tucker, Ph.D.	8/27/2010 (1)	4,026	—	$6.49	8/26/2020
	3/30/2011 (1)	1,006	—	$6.49	3/29/2021
	4/13/2012 (1)	3,020	—	$8.03	4/12/2022
	8/8/2013 (1)	10,523	—	$6.49	8/7/2023
	5/8/2014 (1)	11,604	—	$8.03	5/7/2024
	7/23/2015 (1)	10,067	—	$17.49	7/22/2025
	3/25/2016 (2)	7,248	483	$12.98	3/24/2026
	6/24/2017 (3)	5,663	3,397	$4.07	6/23/2027
	5/25/2018 (4)	6,417	7,583	$5.17	5/24/2028
	5/12/2019 (5)	—	124,061	$0.77	5/11/2029
Margaret Echerd	5/25/2018 (6)	6,667	9,333	$5.17	5/24/2028
	5/12/2019 (5)	—	70,444	$0.77	5/11/2029

(1)	The shares subject to this option are fully vested.

(2)	The unvested shares vest in equal monthly installments through March 25, 2020, subject to the executive officer’s continued service with us through each relevant vesting date.

(3)	The unvested shares vest in equal monthly installments through June 24, 2021, subject to the executive officer’s continued service with us through each relevant vesting date.

(4)	The unvested shares vest in equal monthly installments through February 13, 2022, subject to the executive officer’s continued service with us through each relevant vesting date.

(5)

The shares subject to this stock option shall vest as follows: 1/4th of the total number of shares subject to the stock option shall vest on the 12-month anniversary of the vesting commencement date of May 10, 2019, and 1/48th of the total number of shares subject to the stock option shall vest on each monthly anniversary of the vesting commencement date thereafter, subject to the executive officer’s continued service with us through each relevant vesting date.

(6)	The unvested shares vest in equal monthly installments through April 9, 2022, subject to the executive officer’s continued service with us through each relevant vesting date.

Employment and Change in Control Arrangements

Wouter W. Latour, M.D.

In May 2011, Private Vaxart extended an offer letter to Wouter W. Latour, M.D., Vaxart’s President and Chief Executive Officer. The offer letter was subsequently amended in October 2011. The offer letter has no specific term and constitutes an at-will employment arrangement. Dr. Latour’s current annual base salary is $509,250 and his annual target bonus is 50% of his base salary.

Sean N. Tucker, Ph.D.

In May 2006, Private Vaxart extended an offer letter to Sean N. Tucker, Ph.D., Vaxart’s Chief Scientific Officer. The offer letter has no specific term and constitutes an at-will employment arrangement. Dr. Tucker’s current annual base salary is $348,390 and his annual target bonus is 30% of his base salary.

Margaret Echerd

In January 2019, the Company appointed Margaret Echerd as Vaxart’s Principal Accounting Officer. The position has no specific term and constitutes an at-will employment arrangement. Ms. Echerd’s current annual base salary is $278,250 and her annual target bonus is 30% of her base salary.

Severance Absent a Change in Control

Under the Severance Plan, a participating individual shall be entitled to receive, in the event of a termination other than in connection with a change in control, (a) cash severance in accordance with our standard payroll practices and subject to standard payroll deductions and withholdings, equal to his annual base salary multiplied by a fraction, the numerator of which is the number of months set forth in his Participation Notice, and the denominator of which is 12) and (b) continuation of his current health insurance coverage, or payment of the premiums for such coverage, for up to the number of months specified in his participation notice. Each named executive officer is eligible to receive the following payments and benefits:

●	in the case of Dr. Latour, 100% of annual base salary;

●	in the case of Dr. Tucker, 50% of annual base salary;

●	in the case of Ms. Echerd, 25% of annual base salary; and

●

the portion of health insurance premiums paid by Vaxart, prior to the termination, under our group health insurance plans as provided under COBRA, until the earlier of (i) six months (12 months in the case of Dr. Latour) after termination, (ii) the expiration of the named executive officer’s eligibility for the continuation coverage under COBRA, or (iii) such time as the named executive officer is eligible for health insurance coverage with a subsequent employer.

Severance in Connection with a Change in Control

In the case of a termination (following a change in control), if a participating individual is terminated without cause or resigns for good reason (as such terms are defined in the Severance Benefit Plan, either during the three months before or in the 12 months after a change in control, then he will be entitled to receive

●

a lump sum cash severance payment on the first payroll date that occurs more than five (5) days following the effective date of the release signed by the named executive officer, subject to standard payroll deductions and withholdings, equal to a percentage of his annual base salary multiplied by a fraction, the numerator of which is the number of months set forth in his participation notice, and the denominator of which is 12;

●

a pro rata amount of the named executive officer’s target bonus for the calendar year in which the termination occurs calculated at 100% of target levels in the case of Dr. Tucker and Ms. Echerd and 150% of target levels in the case of Dr. Latour, as specified in our annual bonus plan or program in effect immediately prior to the effective date of the change in control and a fraction, the numerator of which is the number of months of the participant’s employment during the calendar year in which the change of control occurs, and the denominator of which is 12;

●

continuation of his current health insurance coverage, or payment of the premiums for such coverage, for up to the number of months specified in his participation notice under the Severance Benefit Plan; and

●	accelerated vesting of then outstanding compensatory equity awards as to all unvested shares.

Each named executive officer is eligible to receive the following payments and benefits:

●	in the case of Dr. Latour, 150% of annual base salary;

●	in the case of Dr. Tucker, 100% of annual base salary;

●	in the case of Ms. Echerd, 50% of annual base salary;

●	in the case of Dr. Latour, Dr. Tucker and Ms. Echerd, prorated target bonus for the calendar year in which the termination occurs;

●	full acceleration of vesting of any stock options to purchase common stock granted to the named executive officer; and

●

health insurance premiums under our group health insurance plans as provided under COBRA, to the extent such COBRA premiums exceed the costs previously paid by the named executive officer for group health insurance coverage while employed by us, until the earlier of (i) 12 months (18 months in the case of Dr. Latour) after a change in control, (ii) the expiration of the named executive officer’s eligibility for the continuation coverage under COBRA, or (iii) such time as the named executive officer is eligible for health insurance coverage with a subsequent employer.

401(k) Plan

Vaxart maintains a tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to each participant’s directions. Employees are immediately and fully vested in their own contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan. We make matching contributions to participants in the 401(k) plan annually in arrears in an amount equal to the employee’s deferral up to a maximum of 3% of the employee’s annual eligible earnings, which are immediately and fully vested.

Pension Benefits

The named executive officers did not participate in, or otherwise receive any benefits under any pension or retirement plan Vaxart sponsored during 2019.

Nonqualified Deferred Compensation

The named executive officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by Vaxart.

Director Compensation

During 2019, our non-employee directors were compensated in the following manner under our director compensation program.

Annual and Meeting Fees.

From January 1, 2019 until July 1, 2019, our non-employee directors received the following cash compensation for their service on the board of directors and its committees:

●	$37,000 annual cash retainer;

●	$20,000 for the Chairman of the Board;

●	$17,500 for the chair of the Audit Committee and $8,750 for each of its other members;

●	$12,500 for the chair of the Compensation Committee and $6,250 for each of its other members; and

●	$9,000 for the chair of the Nominating and Corporate Governance Committee and $4,500 for each of its other members.

From July 1, 2019 until December 31, 2019, our non-employee directors received the following cash compensation for their service on the board of directors and its committees:

●	$40,000 annual cash retainer;

●	$28,000 for the Chairman of the Board;

●	$15,000 for the chair of the Audit Committee and $7,500 for each of its other members;

●	$10,000 for the chair of the Compensation Committee and $5,000 for each of its other members; and

●	$7,500 for the chair of the Nominating and Corporate Governance Committee and $4,000 for each of its other members.

Equity Awards.

The Company does not have a formal policy for equity awards to non-employee directors. In 2018, no awards were made. In 2019, each non-employee director that was on the Board at the start of the year was awarded 9,000 options vesting annually over three years commencing on the date of the Merger, February 13, 2018, and 12,700 options cliff-vesting one year from June 10, 2019. Each independent non-employee director that subsequently joined the Board was awarded 54,720 options vesting in three equal annual installments over three years commencing on the date they joined the Board.

2019 Compensation.

The following table provides director compensation information for each of the non-employee directors of the board of directors who served between January 1, 2019 until December 31, 2019:

Name	Fees Earned or Paid in Cash	Grant Date Fair Value of Options (1)	Total
Geoffrey F. Cox, Ph.D (2)	$38,102	$10,196	$48,298
Michael J. Finney, Ph.D.	48,215	10,196	58,411
Richard J. Markham (3)	71,167	10,196	81,363
John P. Richard (2)	41,102	10,196	51,298
Anne M. VanLent	60,375	10,196	70,571
Steven Boyd (4)	—		—
Todd C. Davis (4)	8,315	12,146	20,461
Keith Maher, M.D. (4)	—		—
Robert A. Yedid (4)	10,163	12,146	22,309

(1)      The values shown reflect the grant date fair value of the awards computed in accordance with the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. See Note 13 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 19, 2020, for a discussion of the relevant assumptions used in calculating value pursuant to FASB ASC Topic 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our non-employee directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

As of December 31, 2019, our non-employee directors held the following stock options:

Number of Shares
Name	Underlying Stock Options
Geoffrey F. Cox, Ph.D. (2)	28,979
Michael J. Finney, Ph.D.	21,700
John P. Richard (2)	31,243
Richard J. Markham (3)	3,000
Anne VanLent	31,243
Steven Boyd (4)	—
Todd C. Davis (4)	54,720
Keith Maher, M.D. (4)	—
Robert A. Yedid (4)	54,720

(2)	Resigned on October 25, 2019.
(3)	Resigned on November 30, 2019.
(4)	Appointed on October 25, 2019.

Transactions With Related Parties

Related-Party Transaction policy and Procedures

We have adopted a written Related Party Transaction Policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related party transactions.” For purposes of our policy only, a “related party transaction” is a transaction, arrangement or relationship (including indebtedness or a guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which we and any “related party” are, were or will be participants involving an amount that exceeds $120,000 and in which any “related party” has a direct or indirect material interest. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related party are not covered by this policy. A related party is any executive officer, director, nominee to become a director or more than 5% stockholder of us, including any of their immediate family members, and any entity owned or controlled by such persons.  We describe below such transactions or series of similar transactions to which we have been or were a party since January 1, 2018.

Under the policy, where a transaction has been identified as a related party transaction, management must present information regarding the proposed related party transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the board of directors) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related parties, the benefits to us of the transaction and whether any alternative transactions were available. To identify related party transactions in advance, we rely on information supplied by its executive officers, directors and certain significant stockholders. In considering related party transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to us, (b) the impact on a director’s independence in the event the related  party is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related party transaction, the Audit Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of us and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

Certain Related-Person Transactions

Indemnity Agreements

We have entered into indemnity agreements with certain officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of ours, and otherwise to the fullest extent permitted under Delaware law and our Bylaws.

Offer Letters

We have entered into offer letters, employment agreements and change in control arrangements with our executive officers.  For more information regarding these agreements, see “Executive Compensation— Employment and Change in Control Arrangements.”

Equity Grants

We have granted stock options to our executive officers and certain members of our board of directors.  For a description of our executive officers’ options, see “Executive Compensation—Outstanding Equity Awards at December 31, 2019.”

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Vaxart stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

As part of our precautions regarding COVID-19, we are planning for the possibility that the meeting may be held virtually over the Internet. If we take this step, we will announce the decision to do so via a press release and posting details on our website that will also be filed with the SEC as proxy material. As always, we encourage you to vote your shares prior to the Annual Meeting.

By Order of the Board of Directors

/s/ Wouter W. Latour, M.D.

Wouter W. Latour, M.D.

Chairman of the Board

April 24, 2020

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be read over the Internet at the SEC’s website at www.sec.gov or at our website at www.vaxart.com.

A copy of Vaxart’s Annual Report to the U.S. Securities and Exchange Commission on Form 10-K for the year ended December 31, 2019, is available without charge upon written request to: Secretary, Vaxart, Inc., 385 Oyster Point Boulevard, Suite 9A, South San Francisco, California 94080.

You may also contact our proxy solicitor at:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Tel: (800) 662-5200

Banks and brokers can call collect at: (203) 658-9400

Email: vxrt.info@investor.morrowsodali.com

Exhibit A

Amendment to 2019 Equity Incentive Plan

AMENDMENT NO. 1

TO

VAXART, INC. 2019 EQUITY INCENTIVE PLAN

AMENDMENT NO. 1, dated as of June 8, 2020 (this “Amendment”), to the 2019 Equity Incentive Plan (as amended, the “Plan”) of Vaxart, Inc., a Delaware corporation (the “Corporation”).

WHEREAS, the Corporation maintains the Plan, adopted by the Board of Directors of the Corporation on February 26, 2019 and approved by the stockholders of the Corporation on April 23, 2019; and

WHEREAS, the Board of Directors of the Corporation deems it to be in the best interest of the Corporation and its stockholders to amend the Plan in order to increase the maximum number of shares of the Corporation’s Common Stock, par value $0.0001 per share, which may be issued and sold under the Plan from 1,600,000 shares to 8,000,000 shares.

NOW, THEREFORE, BE IT RESOLVED the Plan is hereby amended as follows:

1.  Section 3(a)(i)(a) shall be deleted in its entirety and replaced in lieu thereof with the following:

“Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 8,000,000 shares (the “Share Reserve”).”

2.  This Amendment shall be effective as of the date first set forth above.

3.  In all respects not amended, the Plan is hereby ratified and confirmed and remains in full force and effect.

VAXART, INC.

By:
Name: Wouter W. Latour, M.D.
Title: President and Chief Executive Officer

Exhibit B

CERTIFICATE OF AMENDMENT OF
RESTATED CERTIFICATE OF INCORPORATION OF
VAXART, INC.

Vaxart, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: The name of Corporation is Vaxart, Inc.

SECOND: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Restated Certificate of Incorporation as follows:

The first sentence in Article FOURTH shall be deleted and the following paragraphs shall be inserted in lieu thereof:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 155,000,000 shares consisting of

a)     5,000,000 shares of Preferred Stock, par value $0.0001 per share, and

b)     150,000,000 shares of Common Stock, par value $0.0001 per share.”

THIRD: Thereafter pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Remainder of the Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its Chief Executive Officer this        day of            , 2020.

VAXART, INC.

By:
Name: Wouter W. Latour, M.D. Title: President and Chief Executive Officer

VAXART, INC
385 OYSTER POINT BOULEVARD
SUITE 9A
SOUTH SAN FRANSCISCO CA 94080

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 7, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 7, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) Steven J. Boyd
02) Todd C. Davis
03) Michael J. Finney, Ph.D
04) Wouter Latour, M.D.
05) Keith Maher, M.D.
06) Andrei Floroiu
07) Robert Yedid

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000462102_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement are available at www.proxyvote.com

VAXART, INC.
Annual Meeting of Shareholders
Monday, June 8, 2020 9:30 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Wouter W. Latour, M.D. with full power of substitution and power as proxy to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Vaxart, Inc., to be held on Monday, June 8, 2020 at 9:30 a.m. local time at the offices of Vaxart, Inc. located at 385 Oyster Point Blvd., Suite 9A, South San Francisco, California 94080 and any adjournments or postponements thereof, as follows:

This proxy when properly executed will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000462102_2 R1.0.1.18